The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of 333-143751. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.

                         THE SERIES 2007-14 CERTIFICATES

                        Initial           Pass-
                       Principal         Through
      Class            Balance(1)          Rate               Principal Types                   Interest Types         CUSIP
-------------------------------------------------------------------------------------------------------------------------------
Offered Certificates
Class I-A-1(2)       $4,650,095,000       6.000%       Super Senior, Pass-Through,              Fixed Rate           949834 AA3
                                                       Exchangeable
Class I-A-2(2)         $162,753,000       6.000%       Super Senior Support, Pass-Through,      Fixed Rate           949834 AB1
                                                       Exchangeable
Class I-A-3(2)         $797,159,142        (3)         Super Senior, Lockout, Exchangeable      Floating Rate        949834 AC9
                                                       REMIC
Class I-A-4(2)            (4)              (3)         Senior, Notional Amount,                 Inverse              949834 AD7
                                                       Exchangeable REMIC                       Floating Rate,
                                                                                                Interest Only
Class I-A-5(2)         $132,859,858       0.000%       Super Senior, Lockout, Exchangeable      Principal Only       949834 AE5
                                                       REMIC
Class I-A-6(2)       $2,644,192,285        (3)         Super Senior, Sequential Pay,            Floating Rate        949834 AF2
                                                       Exchangeable REMIC
Class I-A-7(2)            (4)              (3)         Senior, Notional Amount,                 Inverse              949834 AG0
                                                       Exchangeable REMIC                       Floating Rate,
                                                                                                Interest Only
Class I-A-8(2)         $440,698,715       0.000%       Super Senior, Sequential Pay,            Principal Only       949834 AH8
                                                       Exchangeable REMIC
Class I-A-9(2)         $216,282,000        (3)         Super Senior, Sequential Pay,            Floating Rate        949834 AJ4
                                                       Exchangeable REMIC
Class I-A-10(2)           (4)              (3)         Senior, Notional Amount,                 Inverse              949834 AK1
                                                       Exchangeable REMIC                       Floating Rate,
                                                                                                Interest Only
Class I-A-11(2)         $36,047,000       0.000%       Super Senior, Sequential Pay,            Principal Only       949834 AL9
                                                       Exchangeable REMIC
Class I-A-12(2)        $328,162,285        (3)         Super Senior, Sequential Pay,            Floating Rate        949834 AM7
                                                       Exchangeable REMIC
Class I-A-13(2)           (4)              (3)         Senior, Notional Amount,                 Inverse              949834 AN5
                                                       Exchangeable REMIC                       Floating Rate,
                                                                                                Interest Only
Class I-A-14(2)         $54,693,715       0.000%       Super Senior, Sequential Pay,            Principal Only       949834 AP0
                                                       Exchangeable REMIC
Class I-A-15(2)         $27,900,857        (3)         Super Senior Support, Lockout,           Floating Rate        949834 AQ8
                                                       Exchangeable REMIC
Class I-A-16(2)           (4)              (3)         Senior, Notional Amount,                 Inverse              949834 AR6
                                                       Exchangeable REMIC                       Floating Rate,
                                                                                                Interest Only
Class I-A-17(2)          $4,650,143       0.000%       Super Senior Support, Lockout,           Principal Only       949834 AS4
                                                       Exchangeable REMIC
Class I-A-18(2)         $92,546,571        (3)         Super Senior Support, Sequential         Floating Rate        949834 AT2
                                                       Pay, Exchangeable REMIC

                        Initial           Pass-
                       Principal         Through
      Class            Balance(1)          Rate               Principal Types                   Interest Types         CUSIP
-------------------------------------------------------------------------------------------------------------------------------
Class I-A-19(2)           (4)              (3)         Senior, Notional Amount,                 Inverse              949834 AU9
                                                       Exchangeable REMIC                       Floating Rate,
                                                                                                Interest Only
Class I-A-20(2)         $15,424,429       0.000%       Super Senior Support, Sequential         Principal Only       949834 AV7
                                                       Pay, Exchangeable REMIC
Class I-A-21(2)          $7,569,428        (3)         Super Senior Support, Sequential         Floating Rate        949834 AW5
                                                       Pay, Exchangeable REMIC
Class I-A-22(2)           (4)              (3)         Senior, Notional Amount,                 Inverse              949834 AX3
                                                       Exchangeable REMIC                       Floating Rate,
                                                                                                Interest Only
Class I-A-23(2)          $1,261,572       0.000%       Super Senior Support, Sequential         Principal Only       949834 AY1
                                                       Pay, Exchangeable REMIC
Class I-A-24(2)         $11,485,714        (3)         Super Senior Support, Sequential         Floating Rate        949834 AZ8
                                                       Pay, Exchangeable REMIC
Class I-A-25(2)           (4)              (3)         Senior, Notional Amount,                 Inverse              949834 BA2
                                                       Exchangeable REMIC                       Floating Rate,
                                                                                                Interest Only
Class I-A-26(2)          $1,914,286       0.000%       Super Senior Support, Sequential         Principal Only       949834 BB0
                                                       Pay, Exchangeable REMIC
Class I-A-27(2)      $4,812,848,000       6.000%       Senior, Pass-Through, Exchangeable       Fixed Rate           949834 BC8
Class I-A-28(2)        $930,019,000       6.000%       Super Senior, Lockout, Exchangeable      Fixed Rate           949834 BD6
Class I-A-29(2)         $32,551,000       6.000%       Super Senior Support, Lockout,           Fixed Rate           949834 BE4
                                                       Exchangeable
Class I-A-30(2)        $962,570,000       6.000%       Senior, Lockout, Exchangeable            Fixed Rate           949834 BF1
Class I-A-31(2)      $3,084,891,000       6.000%       Super Senior, Sequential Pay,            Fixed Rate           949834 BG9
                                                       Exchangeable
Class I-A-32(2)        $107,971,000       6.000%       Super Senior Support, Sequential         Fixed Rate           949834 BH7
                                                       Pay, Exchangeable
Class I-A-33(2)      $3,192,862,000       6.000%       Senior, Sequential Pay, Exchangeable     Fixed Rate           949834 BJ3
Class I-A-34(2)      $3,337,220,000       6.000%       Super Senior, Sequential Pay,            Fixed Rate           949834 BK0
                                                       Exchangeable
Class I-A-35(2)        $116,802,000       6.000%       Super Senior Support, Sequential         Fixed Rate           949834 BL8
                                                       Pay, Exchangeable
Class I-A-36(2)      $3,454,022,000       6.000%       Senior, Sequential Pay, Exchangeable     Fixed Rate           949834 BM6
Class I-A-37(2)        $252,329,000       6.000%       Super Senior, Sequential Pay,            Fixed Rate           949834 BN4
                                                       Exchangeable
Class I-A-38(2)          $8,831,000       6.000%       Super Senior Support, Sequential         Fixed Rate           949834 BP9
                                                       Pay, Exchangeable
Class I-A-39(2)        $261,160,000       6.000%       Senior, Sequential Pay, Exchangeable     Fixed Rate           949834 BQ7
Class I-A-40(2)        $382,856,000       6.000%       Super Senior, Sequential Pay,            Fixed Rate           949834 BR5
                                                       Exchangeable

                        Initial           Pass-
                       Principal         Through
      Class            Balance(1)          Rate               Principal Types                   Interest Types         CUSIP
-------------------------------------------------------------------------------------------------------------------------------
Class I-A-41(2)         $13,400,000       6.000%       Super Senior Support, Sequential         Fixed Rate           949834 BS3
                                                       Pay, Exchangeable
Class I-A-42(2)        $396,256,000       6.000%       Senior, Sequential Pay, Exchangeable     Fixed Rate           949834 BT1
Class I-A-43(2)        $635,185,000       6.000%       Super Senior, Sequential Pay,            Fixed Rate           949834 BU8
                                                       Exchangeable
Class I-A-44(2)         $22,231,000       6.000%       Super Senior Support, Sequential         Fixed Rate           949834 BV6
                                                       Pay, Exchangeable
Class I-A-45(2)        $657,416,000       6.000%       Senior, Sequential Pay, Exchangeable     Fixed Rate           949834 BW4
Class I-A-46(2)      $3,985,795,712        (3)         Super Senior, Pass-Through,              Floating Rate        949834 BX2
                                                       Exchangeable
Class I-A-47(2)        $139,502,570        (3)         Super Senior Support, Pass-Through,      Floating Rate        949834 BY0
                                                       Exchangeable
Class I-A-48(2)      $4,125,298,282        (3)         Senior, Pass-Through, Exchangeable       Floating Rate        949834 BZ7
Class I-A-49(2)           (4)              (3)         Senior, Notional Amount, Exchangeable    Inverse              949834 CA1
                                                                                                Floating Rate,
                                                                                                Interest Only
Class I-A-50(2)           (4)              (3)         Senior, Notional Amount, Exchangeable    Inverse              949834 CB9
                                                                                                Floating Rate,
                                                                                                Interest Only
Class I-A-51(2)           (4)              (3)         Senior, Notional Amount, Exchangeable    Inverse              949834 CC7
                                                                                                Floating Rate,
                                                                                                Interest Only
Class I-A-52(2)        $664,299,288       0.000%       Super Senior, Pass-Through,              Principal Only       949834 CD5
                                                       Exchangeable
Class I-A-53(2)         $23,250,430       0.000%       Super Senior Support, Pass-Through,      Principal Only       949834 CE3
                                                       Exchangeable
Class I-A-54(2)        $687,549,718       0.000%       Senior, Pass-Through, Exchangeable       Principal Only       949834 CF0
Class I-A-55(2)        $664,299,288        (3)         Super Senior, Pass-Through,              Inverse              949834 CG8
                                                       Exchangeable                             Floating Rate
Class I-A-56(2)         $23,250,430        (3)         Super Senior Support, Pass-Through,      Inverse              949834 CH6
                                                       Exchangeable                             Floating Rate
Class I-A-57(2)        $687,549,718        (3)         Senior, Pass-Through, Exchangeable       Inverse              949834 CJ2
                                                                                                Floating Rate
Class I-A-R                    $100       6.000%       Senior, Sequential Pay                   Fixed Rate           949834 CK9
Class I-A-PO            $12,394,629       0.000%       Senior, Ratio Strip                      Principal Only       949834 CL7
Class II-A-1(2)        $549,802,000       5.500%       Senior, Pass-Through, Exchangeable       Fixed Rate           949834 CM5
Class II-A-2(2)        $540,346,000       5.500%       Super Senior, Pass-Through,              Fixed Rate           949834 CN3
                                                       Exchangeable REMIC

                        Initial           Pass-
                       Principal         Through
      Class            Balance(1)          Rate               Principal Types                   Interest Types         CUSIP
-------------------------------------------------------------------------------------------------------------------------------
Class II-A-3(2)          $9,456,000       5.500%       Super Senior Support, Pass-Through,      Fixed Rate           949834 CP8
                                                       Exchangeable REMIC
Class II-A-PO              $867,278       0.000%       Senior, Ratio Strip                      Principal Only       949834 CQ6
Class I-B-1             $92,505,000       6.000%       Subordinated                             Fixed Rate           949834 CR4
Class I-B-2             $32,502,000       6.000%       Subordinated                             Fixed Rate           949834 CS2
Class I-B-3             $12,500,000       6.000%       Subordinated                             Fixed Rate           949834 CT0

Non-Offered Certificates
Class I-B-4             $17,501,000       6.000%       Subordinated                             Fixed Rate           949834 CU7
Class I-B-5              $7,501,000       6.000%       Subordinated                             Fixed Rate           949834 CV5
Class I-B-6             $12,500,652       6.000%       Subordinated                             Fixed Rate
Class II-B-1             $5,605,000       5.500%       Subordinated                             Fixed Rate
Class II-B-2             $1,961,000       5.500%       Subordinated                             Fixed Rate
Class II-B-3               $561,000       5.500%       Subordinated                             Fixed Rate
Class II-B-4               $841,000       5.500%       Subordinated                             Fixed Rate
Class II-B-5               $280,000       5.500%       Subordinated                             Fixed Rate
Class II-B-6               $560,735       5.500%       Subordinated                             Fixed Rate

----------
(1) Approximate. The initial principal balance shown for a class of exchangeable REMIC certificates or exchangeable certificates represents the approximate maximum initial principal balance of such class. The maximum initial principal balance of a class of exchangeable REMIC Certificates represents the initial principal balance of such class prior to any exchanges. The maximum initial principal balance of a class of exchangeable certificates represents the maximum principal balance of such class that could be issued in an exchange. The initial principal balances and maximum initial principal balances are subject to adjustment.
(2) Each of these classes is exchangeable, in combination with other classes or individually as specified in Schedule I to this prospectus supplement, for certain other class or classes of certificates.

(3) The following table describes the methodology for determining the pass-through rate for the floating rate and inverse floating rate certificates.

                             Initial Pass-            Pass-Through                                           Maximum Pass-
      Class                  Through Rate             Rate Formula           Minimum Pass-Through Rate        Through Rate
      ------------           ------------             ------------           -------------------------       -------------
       Class I-A-3              5.630%               LIBOR + 0.500%                    0.500%                    7.000%
       Class I-A-4              1.370%               6.500% - LIBOR                    0.000%                    6.500%
       Class I-A-6              5.630%               LIBOR + 0.500%                    0.500%                    7.000%
       Class I-A-7              1.370%               6.500% - LIBOR                    0.000%                    6.500%
       Class I-A-9              5.630%               LIBOR + 0.500%                    0.500%                    7.000%
      Class I-A-10              1.370%               6.500% - LIBOR                    0.000%                    6.500%
      Class I-A-12              5.630%               LIBOR + 0.500%                    0.500%                    7.000%
      Class I-A-13              1.370%               6.500% - LIBOR                    0.000%                    6.500%
      Class I-A-15              5.630%               LIBOR + 0.500%                    0.500%                    7.000%
      Class I-A-16              1.370%               6.500% - LIBOR                    0.000%                    6.500%
      Class I-A-18              5.630%               LIBOR + 0.500%                    0.500%                    7.000%
      Class I-A-19              1.370%               6.500% - LIBOR                    0.000%                    6.500%
      Class I-A-21              5.630%               LIBOR + 0.500%                    0.500%                    7.000%
      Class I-A-22              1.370%               6.500% - LIBOR                    0.000%                    6.500%
      Class I-A-24              5.630%               LIBOR + 0.500%                    0.500%                    7.000%
      Class I-A-25              1.370%               6.500% - LIBOR                    0.000%                    6.500%
      Class I-A-46              5.630%               LIBOR + 0.500%                    0.500%                    7.000%
      Class I-A-47              5.630%               LIBOR + 0.500%                    0.500%                    7.000%
      Class I-A-48              5.630%               LIBOR + 0.500%                    0.500%                    7.000%
      Class I-A-49              1.370%               6.500% - LIBOR                    0.000%                    6.500%
      Class I-A-50              1.370%               6.500% - LIBOR                    0.000%                    6.500%
      Class I-A-51              1.370%               6.500% - LIBOR                    0.000%                    6.500%
      Class I-A-55           8.219999999%      38.99999999% - (LIBOR x 6)              0.000%                 38.99999999%
      Class I-A-56           8.219999999%      38.99999999% - (LIBOR x 6)              0.000%                 38.99999999%
      Class I-A-57           8.219999999%      38.99999999% - (LIBOR x 6)              0.000%                 38.99999999%

(4) The Class I-A-4, Class I-A-7, Class I-A-10, Class I-A-13, Class I-A-16, Class I-A-19, Class I-A-22, Class I-A-25, Class I-A-49, Class I-A-50 and Class I-A-51 Certificates are interest only certificates and have no principal balance. The maximum initial notional amounts are expected to be approximately $797,159,142, $2,644,192,285, $216,282,000, $328,162,285,
      $27,900,857, $92,546,571, $7,569,428, $11,485,714, $3,985,795,712,
      $139,502,570 and $4,125,298,282, respectively. The maximum initial notional amount of a class of exchangeable REMIC certificates represents the initial notional amount of such class prior to any exchange. The maximum initial notional amount of a class of exchangeable certificates represents the maximum notional amount that could be issued in an exchange.

      Allocation of Amount to be Distributed on the Class A Non-PO Certificates

      The allocation of the Class A Non-PO Principal Distribution Amount to a Class of Exchangeable REMIC Certificates will be made assuming no exchanges have ever occurred.

      Group I-A Certificates

      On each Distribution Date occurring prior to the applicable Subordination Depletion Date, the Class A Non-PO Principal Distribution Amount for the Group I-A Certificates will be allocated among and distributed in reduction of the Principal Balances of the Group I-A Certificates, sequentially, as follows:

         first, to the Class I-A-R Certificates; and

         second, concurrently, as follows:

            (A) approximately 96.6183640123%, sequentially, as follows:

                  (i) to the Class I-A-3 and Class I-A-5 Certificates, pro rata, up to the Priority 1 Amount for such Distribution Date;

                  (ii) concurrently, to the Class I-A-6 and Class I-A-8
            Certificates, pro rata;

                  (iii) concurrently, to the Class I-A-9 and Class I-A-11
            Certificates, pro rata;

                  (iv) concurrently, to the Class I-A-12 and Class I-A-14
            Certificates, pro rata; and

                  (v) concurrently, to the Class I-A-3 and Class I-A-5
            Certificates, pro rata; and

            (B) approximately 3.3816359877%, sequentially, as follows:

                  (i) to the Class I-A-15 and Class I-A-17 Certificates, pro
            rata, up to the Priority 2 Amount for such Distribution Date;

                  (ii) concurrently, to the Class I-A-18 and Class I-A-20
            Certificates, pro rata;

                  (iii) concurrently, to the Class I-A-21 and Class I-A-23
            Certificates, pro rata;

                  (iv) concurrently, to the Class I-A-24 and Class I-A-26
            Certificates, pro rata; and

                  (v) concurrently, to the Class I-A-15 and Class I-A-17
            Certificates, pro rata.

      Group II-A Certificates

      On each Distribution Date occurring prior to the applicable Subordination Depletion Date, the Class A Non-PO Principal Distribution Amount for the Group II-A Certificates will be allocated among and distributed in reduction of the Principal Balances of the Group II-A Certificates, concurrently, to the Class II-A-2 and Class II-A-3 Certificates, pro rata.

      The "Priority 1 Amount" for any Distribution Date means the lesser of (i) the sum of the Principal Balances of the Class I-A-3 and Class I-A-5 Certificates and (ii) the product of (1) the Priority 1 Percentage, (2) the Shift Percentage and (3) the sum of the Scheduled Principal Amount for Loan Group I and the Unscheduled Principal Amount for Loan Group I.

      The "Priority 2 Amount" for any Distribution Date means the lesser of (i) the sum of the Principal Balances of the Class I-A-15 and Class I-A-17 Certificates and (ii) the product of (1) the Priority 2 Percentage, (2) the Shift Percentage and (3) the sum of the Scheduled Principal Amount for Loan Group I and the Unscheduled Principal Amount for Loan Group I.

      The "Priority 1 Percentage" means the sum of the Principal Balances of the Class I-A-3 and Class I-A-5 Certificates divided by the Pool Balance (Non-PO Portion) for Loan Group I.

      The "Priority 2 Percentage" means the sum of the Principal Balances of the Class I-A-15 and Class I-A-17 Certificates divided by the Pool Balance (Non-PO Portion) for Loan Group I.

      The "Group I Scheduled Principal Amount" means the sum for each outstanding Group I Mortgage Loan (including each defaulted Group I Mortgage Loan with respect to which the related Mortgaged Property has been acquired by the Trust Estate) of the product of (A) the Non-PO Fraction for such Mortgage Loan and (B) the sum of the amounts for such Mortgage Loan described in clauses B(i) and B(iv) of the definition of "Class A Non-PO Optimal Principal Amount", but without such amount being multiplied by the Class A Percentage for the Group I-A Certificates.

      The "Group I Unscheduled Principal Amount" means the sum for each outstanding Group I Mortgage Loan (including each defaulted Group I Mortgage Loan with respect to which the related Mortgage Property has been acquired by the Trust Estate) of the product of (A) the Non-PO Fraction for such Mortgage Loan and (B) the sum of the amounts for such Mortgage Loan described in clauses B(ii) and B(iii) of the definition of "Class A Non-PO Optimal Principal Amount", but without such amount being multiplied by the Class A Prepayment Percentage for the Group I-A Certificates.

      The "Shift Percentage" for any Distribution Date will be the percentage indicated below:

         Distribution Date Occurring In                         Shift Percentage
--------------------------------------------------              ----------------
October 2007 through September 2012                                           0%
October 2012 through September 2013                                          30%
October 2013 through September 2014                                          40%
October 2014 through September 2015                                          60%
October 2015 through September 2016                                          80%
October 2016 and thereafter                                                 100%

      Calculation and Allocation of Amount to be Distributed on the Classes of Exchangeable Certificates

      In the event that all or a portion of the Exchangeable REMIC Certificates of a REMIC Combination is exchanged for a proportionate portion of the related Exchangeable Combination, such Exchangeable Combination will receive its proportionate share of the principal distributions otherwise payable on a Distribution Date to the Exchangeable REMIC Certificates of the related REMIC Combination. Such amount will then be distributed to the applicable Exchangeable Certificates on such Distribution Date.

      Any amounts of principal distributed on a Distribution Date to any Class of Exchangeable Certificates will be allocated among the outstanding Certificates of such Class pro rata in accordance with their respective Percentage Interests.

                                   SCHEDULE I

                              EXCHANGEABLE SCHEDULE

                Exchangeable REMIC Class                                            Exchangeable Class
                ------------------------                                            ------------------

                              Maximum Initial                                         Maximum Initial
                            Principal Balance or                                   Principal Balance or
      REMIC                   Maximum Initial               Exchangeable         Maximum Initial Notional
   Combination               Notional Amount(1)             Combination                   Amount (1)
   -----------              --------------------            ------------         ------------------------
      REMIC                                                 Exchangeable
   Combination 1                                            Combination 1
        I-A-3                    $797,159,142                  I-A-1                   $4,650,095,000
        I-A-4                    $797,159,142
        I-A-5                    $132,859,858
        I-A-6                   $2,644,192,285
        I-A-7                   $2,644,192,285
        I-A-8                    $440,698,715
        I-A-9                    $216,282,000
       I-A-10                    $216,282,000
       I-A-11                     $36,047,000
       I-A-12                    $328,162,285
       I-A-13                    $328,162,285
       I-A-14                     $54,693,715

      REMIC                                                 Exchangeable
   Combination 2                                            Combination 2
       I-A-15                     $27,900,857                  I-A-2                    $162,753,000
       I-A-16                     $27,900,857
       I-A-17                     $4,650,143
       I-A-18                     $92,546,571
       I-A-19                     $92,546,571
       I-A-20                     $15,424,429
       I-A-21                     $7,569,428
       I-A-22                     $7,569,428
       I-A-23                     $1,261,572
       I-A-24                     $11,485,714
       I-A-25                     $11,485,714
       I-A-26                     $1,914,286

                Exchangeable REMIC Class                                            Exchangeable Class
                ------------------------                                            ------------------

                              Maximum Initial                                         Maximum Initial
                            Principal Balance or                                   Principal Balance or
      REMIC                   Maximum Initial               Exchangeable         Maximum Initial Notional
   Combination               Notional Amount(1)             Combination                   Amount (1)
   -----------              --------------------            ------------         ------------------------
      REMIC                                                 Exchangeable
   Combination 3                                            Combination 3
        I-A-3                    $797,159,142                  I-A-27                  $4,812,848,000
        I-A-4                    $797,159,142
        I-A-5                    $132,859,858
        I-A-6                   $2,644,192,285
        I-A-7                   $2,644,192,285
        I-A-8                    $440,698,715
        I-A-9                    $216,282,000
       I-A-10                    $216,282,000
       I-A-11                     $36,047,000
       I-A-12                    $328,162,285
       I-A-13                    $328,162,285
       I-A-14                     $54,693,715
       I-A-15                     $27,900,857
       I-A-16                     $27,900,857
       I-A-17                     $4,650,143
       I-A-18                     $92,546,571
       I-A-19                     $92,546,571
       I-A-20                     $15,424,429
       I-A-21                     $7,569,428
       I-A-22                     $7,569,428
       I-A-23                     $1,261,572
       I-A-24                     $11,485,714
       I-A-25                     $11,485,714
       I-A-26                     $1,914,286

      REMIC                                                 Exchangeable
   Combination 4                                            Combination 4
        I-A-3                    $797,159,142                  I-A-28                   $930,019,000
        I-A-4                    $797,159,142
        I-A-5                    $132,859,858

      REMIC                                                 Exchangeable
   Combination 5                                            Combination 5
       I-A-15                     $27,900,857                  I-A-29                    $32,551,000
       I-A-16                     $27,900,857
       I-A-17                     $4,650,143

      REMIC                                                 Exchangeable
   Combination 6                                            Combination 6
        I-A-3                    $797,159,142                  I-A-30                   $962,570,000
        I-A-4                    $797,159,142
        I-A-5                    $132,859,858
       I-A-15                     $27,900,857
       I-A-16                     $27,900,857
       I-A-17                     $4,650,143

                Exchangeable REMIC Class                                            Exchangeable Class
                ------------------------                                            ------------------

                              Maximum Initial                                         Maximum Initial
                            Principal Balance or                                   Principal Balance or
      REMIC                   Maximum Initial               Exchangeable         Maximum Initial Notional
   Combination               Notional Amount(1)             Combination                   Amount (1)
   -----------              --------------------            ------------         ------------------------
      REMIC                                                 Exchangeable
   Combination 7                                            Combination 7
        I-A-6                   $2,644,192,285                 I-A-31                  $3,084,891,000
        I-A-7                   $2,644,192,285
        I-A-8                    $440,698,715

      REMIC                                                 Exchangeable
   Combination 8                                            Combination 8
       I-A-18                     $92,546,571                  I-A-32                   $107,971,000
       I-A-19                     $92,546,571
       I-A-20                     $15,424,429

      REMIC                                                 Exchangeable
   Combination 9                                            Combination 9
        I-A-6                   $2,644,192,285                 I-A-33                  $3,192,862,000
        I-A-7                   $2,644,192,285
        I-A-8                    $440,698,715
       I-A-18                     $92,546,571
       I-A-19                     $92,546,571
       I-A-20                     $15,424,429

      REMIC                                                 Exchangeable
   Combination 10                                           Combination 10
        I-A-6                   $2,644,192,285                 I-A-34                  $3,337,220,000
        I-A-7                   $2,644,192,285
        I-A-8                    $440,698,715
        I-A-9                    $216,282,000
       I-A-10                    $216,282,000
       I-A-11                     $36,047,000

      REMIC                                                 Exchangeable
   Combination 11                                           Combination 11
       I-A-18                     $92,546,571                  I-A-35                   $116,802,000
       I-A-19                     $92,546,571
       I-A-20                     $15,424,429
       I-A-21                     $7,569,428
       I-A-22                     $7,569,428
       I-A-23                     $1,261,572

      REMIC                                                 Exchangeable
   Combination 12                                           Combination 12
        I-A-6                   $2,644,192,285                 I-A-36                  $3,454,022,000
        I-A-7                   $2,644,192,285
        I-A-8                    $440,698,715
        I-A-9                    $216,282,000
       I-A-10                    $216,282,000
       I-A-11                     $36,047,000
       I-A-18                     $92,546,571
       I-A-19                     $92,546,571
       I-A-20                     $15,424,429
       I-A-21                     $7,569,428
       I-A-22                     $7,569,428
       I-A-23                     $1,261,572

                Exchangeable REMIC Class                                            Exchangeable Class
                ------------------------                                            ------------------

                              Maximum Initial                                         Maximum Initial
                            Principal Balance or                                   Principal Balance or
      REMIC                   Maximum Initial               Exchangeable         Maximum Initial Notional
   Combination               Notional Amount(1)             Combination                   Amount (1)
   -----------              --------------------            ------------         ------------------------
      REMIC                                                 Exchangeable
   Combination 13                                           Combination 13
        I-A-9                    $216,282,000                  I-A-37                   $252,329,000
       I-A-10                    $216,282,000
       I-A-11                     $36,047,000

      REMIC                                                 Exchangeable
   Combination 14                                           Combination 14
       I-A-21                     $7,569,428                   I-A-38                    $8,831,000
       I-A-22                     $7,569,428
       I-A-23                     $1,261,572

      REMIC                                                 Exchangeable
   Combination 15                                           Combination 15
        I-A-9                    $216,282,000                  I-A-39                   $261,160,000
       I-A-10                    $216,282,000
       I-A-11                     $36,047,000
       I-A-21                     $7,569,428
       I-A-22                     $7,569,428
       I-A-23                     $1,261,572

      REMIC                                                 Exchangeable
   Combination 16                                           Combination 16
       I-A-12                    $328,162,285                  I-A-40                   $382,856,000
       I-A-13                    $328,162,285
       I-A-14                     $54,693,715

      REMIC                                                 Exchangeable
   Combination 17                                           Combination 17
       I-A-24                     $11,485,714                  I-A-41                    $13,400,000
       I-A-25                     $11,485,714
       I-A-26                     $1,914,286

      REMIC                                                 Exchangeable
   Combination 18                                           Combination 18
       I-A-12                    $328,162,285                  I-A-42                   $396,256,000
       I-A-13                    $328,162,285
       I-A-14                     $54,693,715
       I-A-24                     $11,485,714
       I-A-25                     $11,485,714
       I-A-26                     $1,914,286

      REMIC                                                 Exchangeable
   Combination 19                                           Combination 19
        I-A-9                    $216,282,000                  I-A-43                   $635,185,000
       I-A-10                    $216,282,000
       I-A-11                     $36,047,000
       I-A-12                    $328,162,285
       I-A-13                    $328,162,285
       I-A-14                     $54,693,715

                Exchangeable REMIC Class                                            Exchangeable Class
                ------------------------                                            ------------------

                              Maximum Initial                                         Maximum Initial
                            Principal Balance or                                   Principal Balance or
      REMIC                   Maximum Initial               Exchangeable         Maximum Initial Notional
   Combination               Notional Amount(1)             Combination                   Amount (1)
   -----------              --------------------            ------------         ------------------------
      REMIC                                                 Exchangeable
   Combination 20                                           Combination 20
       I-A-21                     $7,569,428                   I-A-44                    $22,231,000
       I-A-22                     $7,569,428
       I-A-23                     $1,261,572
       I-A-24                     $11,485,714
       I-A-25                     $11,485,714
       I-A-26                     $1,914,286

      REMIC                                                 Exchangeable
   Combination 21                                           Combination 21
        I-A-9                    $216,282,000                  I-A-45                   $657,416,000
       I-A-10                    $216,282,000
       I-A-11                     $36,047,000
       I-A-12                    $328,162,285
       I-A-13                    $328,162,285
       I-A-14                     $54,693,715
       I-A-21                     $7,569,428
       I-A-22                     $7,569,428
       I-A-23                     $1,261,572
       I-A-24                     $11,485,714
       I-A-25                     $11,485,714
       I-A-26                     $1,914,286

      REMIC                                                 Exchangeable
   Combination 22                                           ombination 22
        I-A-3                    $797,159,142                  I-A-46                  $3,985,795,712
        I-A-6                   $2,644,192,285
        I-A-9                    $216,282,000
       I-A-12                    $328,162,285

      REMIC                                                 Exchangeable
   Combination 23                                           Combination 23
       I-A-15                     $27,900,857                  I-A-47                   $139,502,570
       I-A-18                     $92,546,571
       I-A-21                     $7,569,428
       I-A-24                     $11,485,714

      REMIC                                                 Exchangeable
   Combination 24                                           Combination 24
        I-A-3                    $797,159,142                  I-A-48                  $4,125,298,282
        I-A-6                   $2,644,192,285
        I-A-9                    $216,282,000
       I-A-12                    $328,162,285
       I-A-15                     $27,900,857
       I-A-18                     $92,546,571
       I-A-21                     $7,569,428
       I-A-24                     $11,485,714

                Exchangeable REMIC Class                                            Exchangeable Class
                ------------------------                                            ------------------

                              Maximum Initial                                         Maximum Initial
                            Principal Balance or                                   Principal Balance or
      REMIC                   Maximum Initial               Exchangeable         Maximum Initial Notional
   Combination               Notional Amount(1)             Combination                   Amount (1)
   -----------              --------------------            ------------         ------------------------
      REMIC                                                 Exchangeable
   Combination 25                                           Combination 25
        I-A-4                    $797,159,142                  I-A-49                  $3,985,795,712
        I-A-7                   $2,644,192,285
       I-A-10                    $216,282,000
       I-A-13                    $328,162,285

      REMIC                                                 Exchangeable
   Combination 26                                           Combination 26
       I-A-16                     $27,900,857                  I-A-50                   $139,502,570
       I-A-19                     $92,546,571
       I-A-22                     $7,569,428
       I-A-25                     $11,485,714

      REMIC                                                 Exchangeable
   Combination 27                                           Combination 27
        I-A-4                    $797,159,142                  I-A-51                  $4,125,298,282
        I-A-7                   $2,644,192,285
       I-A-10                    $216,282,000
       I-A-13                    $328,162,285
       I-A-16                     $27,900,857
       I-A-19                     $92,546,571
       I-A-22                     $7,569,428
       I-A-25                     $11,485,714

      REMIC                                                 Exchangeable
   Combination 28                                           Combination 28
        I-A-5                    $132,859,858                  I-A-52                   $664,299,288
        I-A-8                    $440,698,715
       I-A-11                     $36,047,000
       I-A-14                     $54,693,715

      REMIC                                                 Exchangeable
   Combination 29                                           Combination 29
       I-A-17                     $4,650,143                   I-A-53                    $23,250,430
       I-A-20                     $15,424,429
       I-A-23                     $1,261,572
       I-A-26                     $1,914,286

      REMIC                                                 Exchangeable
   Combination 30                                           Combination 30
        I-A-5                    $132,859,858                  I-A-54                   $687,549,718
        I-A-8                    $440,698,715
       I-A-11                     $36,047,000
       I-A-14                     $54,693,715
       I-A-17                     $4,650,143
       I-A-20                     $15,424,429
       I-A-23                     $1,261,572
       I-A-26                     $1,914,286

                Exchangeable REMIC Class                                            Exchangeable Class
                ------------------------                                            ------------------

                              Maximum Initial                                         Maximum Initial
                            Principal Balance or                                   Principal Balance or
      REMIC                   Maximum Initial               Exchangeable         Maximum Initial Notional
   Combination               Notional Amount(1)             Combination                   Amount (1)
   -----------              --------------------            ------------         ------------------------
      REMIC                                                 Exchangeable
   Combination 31                                           Combination 31
        I-A-4                    $797,159,142                  I-A-55                   $664,299,288
        I-A-5                    $132,859,858
        I-A-7                   $2,644,192,285
        I-A-8                    $440,698,715
       I-A-10                    $216,282,000
       I-A-11                     $36,047,000
       I-A-13                    $328,162,285
       I-A-14                     $54,693,715

      REMIC                                                 Exchangeable
   Combination 32                                           Combination 32
       I-A-16                     $27,900,857                  I-A-56                    $23,250,430
       I-A-17                     $4,650,143
       I-A-19                     $92,546,571
       I-A-20                     $15,424,429
       I-A-22                     $7,569,428
       I-A-23                     $1,261,572
       I-A-25                     $11,485,714
       I-A-26                     $1,914,286

      REMIC                                                 Exchangeable
   Combination 33                                           Combination 33
        I-A-4                    $797,159,142                  I-A-57                   $687,549,718
        I-A-5                    $132,859,858
        I-A-7                   $2,644,192,285
        I-A-8                    $440,698,715
       I-A-10                    $216,282,000
       I-A-11                     $36,047,000
       I-A-13                    $328,162,285
       I-A-14                     $54,693,715
       I-A-16                     $27,900,857
       I-A-17                     $4,650,143
       I-A-19                     $92,546,571
       I-A-20                     $15,424,429
       I-A-22                     $7,569,428
       I-A-23                     $1,261,572
       I-A-25                     $11,485,714
       I-A-26                     $1,914,286

      REMIC                                                 Exchangeable
   Combination 34                                           Combination 34
       II-A-2                    $540,346,000                  II-A-1                   $549,802,000
       II-A-3                     $9,456,000

(1) Except as otherwise indicated, Exchangeable REMIC Certificates and Exchangeable Certificates in any combination may be exchanged only in the proportion that the Maximum Initial Principal Balances or Maximum Initial Notional Amounts of the indicated Classes bear to one another as shown above.